SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 29, 2004
                Date of Report (Date of earliest event reported)


                                GERON CORPORATION

             (Exact name of registrant as specified in its charter)


           Delaware                   0-20859               75-2287752
 (State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)            File Number)       Identification Number)


         230 Constitution Drive                               94025
         Menlo Park, California                             (Zip Code)
(Address of principal executive offices)


                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

Item 7.01  Regulation FD Disclosure

     Geron Corporation is furnishing this information under Items 2.02 and 7.01 of Form 8-K.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On October 29, 2004, Geron Corporation issued an earnings release announcing its financial results for the three and nine months ended September 30, 2004. A copy of the earnings release is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

     (c)   Exhibits

           99.1  Press release dated October 29, 2004.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GERON CORPORATION



Date: October 29, 2004                 By: /s/ William D. Stempel
                                           -------------------------------------
                                       Name:  William D. Stempel
                                       Title: Vice President and General Counsel

                                  EXHIBIT INDEX



     Exhibit
     -------

      99.1           Press release dated October 29, 2004.